 Exhibit 32.1
CEO CERTIFICATION OF QUARTERLY REPORT
I, Pierre R. Brondeau, Chief Executive Officer and Chairman of FMC Corporation (“the Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, based on my knowledge that:
(1)the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2019 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 30, 2019

/s/ Pierre R. Brondeau

Pierre R. Brondeau
Chief Executive Officer and Chairman